UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders of Ovintiv Inc. (the “Company”) held on May 3, 2023, the following matters, as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2023 (the “Proxy Statement”), were submitted to a vote of holders of common stock.

1.
Election of Directors

Each nominee listed in the Proxy Statement was elected as a director of the Company. The results of the vote by ballot were as follows:

Name of Nominee	Shares For	Shares Against	Abstain	Broker Non-vote
Peter A. Dea	168,404,785	5,047,161	130,316	19,755,443
Meg A. Gentle	169,689,545	3,737,410	155,307	19,755,443
Ralph Izzo	171,659,752	1,696,254	226,256	19,755,443
Howard J. Mayson	170,339,842	3,107,225	135,195	19,755,443
Brendan M. McCracken	172,605,556	825,099	151,607	19,755,443
Lee A. McIntire	166,563,086	6,842,816	176,360	19,755,443
Katherine L. Minyard	171,973,771	1,444,588	163,903	19,755,443
Steven W. Nance	172,011,222	1,397,006	174,034	19,755,443
Suzanne P. Nimocks	157,900,679	15,424,515	257,068	19,755,443
George L. Pita	172,022,482	1,389,605	170,175	19,755,443
Thomas G. Ricks	165,904,949	7,505,652	171,661	19,755,443
Brian G. Shaw	170,658,576	2,792,006	131,680	19,755,443

2. Advisory Vote to Approve Compensation of Named Executive Officers

The results of the non-binding advisory vote for the compensation of the Company’s named executive officers were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
167,308,173	5,820,963	453,126	19,755,443

3. Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Named Executive Officers

The results of the non-binding advisory vote on the frequency of future votes to approve the compensation of the Company’s named executive officers were as follows:

Shares For One Year	Shares For Two Years	Shares For Three Years	Abstain	Broker Non-vote
170,568,567	127,026	2,498,008	388,661	19,755,443

At the Annual Meeting, in accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, “Every Year” as the preferred frequency of solicitation of stockholder advisory votes on the compensation of the Company’s named executive officers. In accordance with these results and previous recommendation, the Company has determined that future advisory votes on named executive compensation will be held every year until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers.

4. Ratify PricewaterhouseCoopers LLP as Independent Auditors

The results for the ratification of PricewaterhouseCoopers LLP, Chartered Accountants, as the Company’s independent auditors were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
186,757,581	6,435,087	145,037	0

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 8, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2023

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary